Investor Presentation September 2017 Richard Beard, President & CEO Wolf Muelleck, EVP & CFO Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, including, but not limited to: •The credit and concentration risks of our lending activities; •Changes in general economic conditions, either nationally or in our market areas; •Competitive market pricing factors and interest rate risks; •Market interest rate volatility; •Investments in new branches and new business opportunities; •Balance sheet (for example, loans) concentrations; •Fluctuations in demand for loans and other financial services in our market areas; •Changes in legislative or regulatory requirements or the results of regulatory examinations; •The ability to recruit and retain key management and staff; •Risks associated with our ability to implement our expansion strategy and merger integration; •Stability of funding sources and continued availability of borrowings; •Adverse changes in the securities markets; •The inability of key third-party providers to perform their obligations to us; •Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and •These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results in 2016 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating results, financial condition and stock price performance. Safe Harbor

NASDAQ Ticker symbol: PUB Russell 2000 IndexIncluded since 2015 Total Assets$1.72 billion Loans held for investment$1.20 billion Deposits$1.46 billion Tangible BV per share$13.34 IPO share price – June 2015$14.50 Closing share price **$27.00 Market cap **$485 million ** Based on closing stock price @ August 22, 2017 Financial information as of and for the quarter ended June 30, 2017. Additional information is available at www.peoplesutah.com People’s Utah Bancorp Overview

People’s Utah Bancorp (“PUB”) is largest community bank holding company in Utah with its wholly-owned subsidiary, People’s Intermountain Bank (“PIB”) which has four divisions Franchise Overview BAF and LSB have over 100 years of operating history. Town & Country Bank is a pending merger, subject to customary approvals.

PUB – only public community bank holding company in Utah 20 full-service branch locations 18 in Utah and 2 in Idaho 410 full-time equivalent associates (6/30/17) Pending acquisitions: 7 branches from Banner Bank (2 branches consolidated with PUB branches) 1 branch from Town & Country Bank (consolidated with PUB branch) 5-year CAGRs(1) Assets – 13.4% Loans – 13.7% Deposits – 12.8% Franchise Overview - Continued (1) For the five years ended December 31, 2016. Includes the merger with Lewiston State Bank in 2013

Our Target Markets

CNBC Utah ranked #1 among “America's Top States for Business 2016” Population Growth Utah’s population growth was the fastest in the nation with 1.9% growth from 2015 to 2016. Job Growth Year-over year job growth of 3.3% as of February 2017 vs. the national estimate of 1.5% Utah unemployment rate of 3.1% vs. national rate of 4.7% - December 2016 Income Growth Personal income grew at 5% in 3rd Quarter 2016 compared to same quarter in 2015. Utah ranked 1st in nation in personal income growth Strong Dynamics in Utah Sources: 2016 Economic Report to the Governor, Forbes, Bureau of Economic and Business Research Utah Department of Workforce Services – Unemployment rates Utah Ranked The #1 State for Business in the U.S. by Forbes 6 out of the last 7 years most recently in 2016 Gross State Product 2.7% annual growth rate between 2000 - 2014 Employers Corporate employers and startup technology companies drawn to the Utah market Liveability.com: Provo & Salt Lake City, Utah among the top 50 states for entrepreneurs Major shipping/ transportation hub Housing Activity Forecast for residential housing units constructed at 20,500 in 2017 vs.19,000 estimated for 2016. Forecast for permit authorized construction is $7.4 billion in 2017 vs. $7.5 billion estimated for 2016.

Utah is one of the fastest growing states in the U.S. in terms of population, ranking 1st with 1.9% in 2016 vs. 2015 percentage growth Projected population change of 12.4% from 2014-2020, vs. U.S. growth projected at 6.5% Over 75% of Utah’s population is concentrated along the I-15 Corridor Strong Dynamics in Utah (Cont.) Source: Utah Governor’s Office of Economic Development, U.S. Census Bureau

Key Statistics 25 miles 17 cities in Salt Lake & Utah Counties 57,755 new jobs since 2010 235,497 total jobs 40% of increase in jobs statewide Utah’s High Growth Corridor : Source: Kem C. Gardner Policy Institute – University of Utah

Companies with Utah Operations

Proforma Balance Sheet with Banner Branches & Town & Country Bank Acquisitions Note: Proforma Balance Sheet is subject final fair market valuations

Current & Pro Forma Deposit Market Share after Banner & Town & Country Bank Acquisitions Utah County Deposit Market Share Source: SNL Financial, 6/30/2016 deposit data. Excluding industrial banks. Davis County Deposit Market Share Utah State Deposit Market Share Salt Lake County Deposit Market Share

Banner Branch Transaction Highlights Premium Paid $15.3 million based on approximately $180 million in average deposits Premium to be calculated based on the average daily closing balances of the branch deposits for the 30-day period ending two business days prior to closing Loans / Deposits Approximately $260 million loan portfolio with 4.39% average yield, excluding fair value adjustments. No non-performing loans or OREO. Approximately $180 million in deposits at an average cost, excluding fair value adjustments, of 0.10%. Over 50% of deposits are non-interest bearing Conservative amount of deposit run-off factored into projections Fixed Assets Fixed assets transferred at book value or fair market value ($4.01 million in aggregate) Transaction Costs Pre-tax one-time transaction costs of approximately $850k Loan Mark / CDI Fair value discount of approximately 1.30% of gross loans, or $3.4 million Core deposit intangibles of 1.7%, or $3.1 million Pro Forma Financial Impact to PUB Expected to be immediately accretive to EPS with above 20% internal rate of return Anticipated Year 1 net income impact of $3.0 to $3.5 million Pro Forma Capital Ability to further leverage capital raised in the IPO Company will remain well capitalized with pro forma TCE/TA ratio above 11% Approvals and Closing Closing expected in early Q4 2017 Subject to customary regulatory approval

Banner Branches Strategic Expansion

Founded in 2008 and headquartered in St. George, Utah Well respected community bank with strong customer relationships in St. George Market ROAA has ranged between 0.45% and 1.94% over the last three years 20% loan growth over the last-twelve-months ended March 31, 2017 Experienced SBA lender Strong deposit base with 25.7% non-interest bearing deposits Overview of Town & Country Bank Franchise Highlights Branch Footprint T&C St. George Branch Source: SNL financial, call report data as of 3/31/2017 (1) Excluding restructured loans T&C Branch T&C LPO

Town & Country Bank Highlights Transaction Value Total aggregate consideration of $20.9 million(1) $11.89 per fully diluted T&C common share(2) Transaction Multiples Price / tangible book value of 146.2%(3) Price / LTM earnings (3/31/17) of 24.2x Price / MRQ earnings (3/31/17) of 11.8x Price / forecasted 2017 earnings of 17.4x(4) Consideration Structure Consideration mix of 65.0% in PUB common stock and 35.0% in cash Town & Country Bank shareholders will receive 0.2978 shares of PUB common stock and $4.28 per share in cash Town & Country shareholders to own approximately 2.9% of PUB post-transaction Fixed exchange ratio with collars set between $21.36 and $32.04 and double trigger below $22.70 and above $30.71 Adjustments to Consideration Aggregate purchase price calculation is subject to certain adjustments and/or reductions: Base deal value between $19.0 and $21.5 million, subject to annualized earnings levels Escrow holdback equal to $1.5 million of the cash consideration to be held for 18 months post closing T&C delivering the minimum required tangible common equity at close of $14.3 million T&C delivering $107.5 million in gross loans at closing Asset quality protections until close Based on the closing price of $25.55 for PUB shares on May 30, 2017 Includes preferred shares conversion and all options and warrants exercised prior to closing Based on minimum capital to be delivered of $14.3 million Based on forecasted 2017 earnings provided by T&C management

Town & Country Pro Forma Impact Pro Forma Financial Impact to PUB Immediately accretive to EPS with $0.09 accretion or 5.9% in 2018 Tangible book value dilution of 1.85% with payback in less than 3 years Above 18% internal rate of return Loan Mark / CDI Fair value discount of approximately 4% of gross loans, or $4.0 million Core deposit intangibles of 1.5% amortized over 10 years Transaction Costs Pre-tax one-time transaction costs of $2.8 million T&C receives an expense basket of $1.985 million to cover deal related expenses including vendor termination and de-conversion costs, professional fees, change-in-control payments to management and the board of directors and D&O tail coverage Cost Savings Estimated cost savings of 30.0% ($1.7 million in 2018) of Town & Country’s non-interest expense with savings 100% realized in 2018 Approvals and Closing Closing expected in Q4 2017 Subject to regulatory approval and T&C Bank shareholder approval Source: Merger agreement

PUB’s Strategy is to preserve the community banking model with legacy bank names and people while consolidating regulatory and back-office functions to gain efficiencies. Continue to Grow Organically Increase share in current markets and enter new markets Two new branches opened in 2017– one branch in Bountiful and the other branch in Preston, Idaho Grow and Diversify our Loan Portfolio Expand C&I lending and SBA lending Grow the Leasing Division Strategy / Model - Moving Forward

Manage Operating Efficiencies Balancing organic growth with cost structure to further enhance earnings Invest in future growth opportunities Operation model is scalable Up-to-date technology and experienced team Hire Additional Motivated and Service-Oriented Personnel Seek talented individuals living in our current and prospective market areas Strong Risk Management and Capital Levels Identify and evaluate risks and trends and adopt strategies to manage such risks Strategy / Model – Moving Forward (Cont.)

Growth through Mergers and Acquisitions Community banking & financial services environment provides opportunities in the long-run No non-FDIC-assisted M & A activity in Utah since 2008 other than our LSB merger and pending Town & Country Bank merger. PUB is successful acquirer as evidenced by successful LSB merger & Banner branches and Town & Country Bank transactions. PIB has satisfactory CRA rating Good working relationships with our regulators Strategy / Model - Moving Forward (Cont.)

Growth Opportunities Hiring people / teams Opening new branches in our market Branch acquisition opportunities Whole bank opportunities in Utah Whole bank opportunities in surrounding states Non-bank acquisition opportunities

Financial / Operating Highlights Note: Financial information as of and for the quarters are unaudited.

Net Income

Diluted Earnings per Share

Return on Average Assets

Return on Average Equity

Net Interest Margin

Efficiency Ratio (1) (1) Non-interest income less merger-related costs divided by sum of net interest income and non-interest income.

Dividends per Share (1) (1) Prior to 2015, we declared dividends prior to the end of the year. We began declaring quarterly dividends in 2015 after the quarter-end.

Asset Quality

Asset Quality

Loan Composition & Growth Trend Year-over-year to June 2017 loans held for investment grew 9.6% to $1.2 billion

Deposit Composition & Growth Trend $1.46 billion in deposits - $1.40 billion in core deposits